Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Treasury Fund
Vanguard Long-Term Investment-Grade Fund

Supplement to the Prospectuses and Summary Prospectuses
Dated May 28, 2014

Leadership Announcement

Kenneth E. Volpert has transitioned from head of Vanguard’s Taxable Bond
Group to the new role of global head of Fixed Income Indexing and head of investments, Europe. Mr. Volpert’s former role has been discontinued.
Paul M. Jakubowski, Principal of Vanguard, has assumed the role of head of credit. Ronald M. Reardon, Principal of Vanguard, has assumed the role of head of rates.

Prospectus and Summary Prospectus Text Changes for Vanguard
Short-Term Treasury, Intermediate-Term Treasury, and Long-Term
Treasury Funds

The following replaces similar text under the heading “Investment Advisor” for each Fund:

Gemma Wright-Casparius, Principal of Vanguard. She has managed the Fund since January 2015.

Prospectus and Summary Prospectus Text Changes for Vanguard
Short-Term Federal Fund

The following replaces similar text under the heading “Investment Advisor”:

Brian W. Quigley, Portfolio Manager at Vanguard. He has managed the Fund since January 2015.

Prospectus and Summary Prospectus Text Changes for Vanguard
Long-Term Investment-Grade Fund

Under the heading “Investment Advisors,” Paul M. Jakubowski’s title is updated as follows:

Paul M. Jakubowski, Principal of Vanguard and head of credit.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors:

Vanguard’s Fixed Income Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of
Vanguard. As Chief Investment Officer, he is responsible for the oversight of
Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Gregory Davis, CFA, Principal of Vanguard and global head of Vanguard’s
Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed
Income Group. He has been with Vanguard since 1999 and has managed investment portfolios since 2000. He received his B.S. in insurance from The
Pennsylvania State University and an M.B.A. from The Wharton School of the
University of Pennsylvania.

Paul M. Jakubowski, Principal of Vanguard and head of credit. He has oversight responsibility for investment activities within the credit-related sectors of the taxable fixed income market as well as taxable credit research.
See biography below.

Ronald M. Reardon, Principal of Vanguard and head of rates. He has oversight responsibility for investment activities within the rates-related sectors of the taxable fixed income market including foreign exchange. He has worked in investment management for Vanguard since 2001 and has managed investment portfolios since 2005. He received his B.S. from The College of New Jersey and an M.B.A. from University of Rochester.

In the description of the managers primarily responsible for the day-to-day management of the Funds, the biographies of David R. Glocke and Ronald M.
Reardon are removed, the biography for Paul M. Jakubowski is revised as follows, and the biographies for Gemma Wright-Casparius and Brian W. Quigley are added as follows:

Paul M. Jakubowski, Principal of Vanguard and head of credit. He has worked in investment management since joining Vanguard in 2000, has managed investment portfolios since 2013, and has co-managed a portion of the
Long-Term Investment-Grade Fund since December 2013. Education: B.S.,
University of Richmond; M.B.A., Villanova University.

Gemma Wright-Casparius, Principal of Vanguard. She has worked in investment management since 2005; has managed investment portfolios since
2008; has been with Vanguard since 2011; and has managed the Short-Term
Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds since
January 2015. Education: B.B.A. and M.B.A., Bernard M. Baruch College of The
City University of New York.

Brian W. Quigley, Portfolio Manager at Vanguard. He has been with Vanguard since 2003; has worked in investment management since 2005; and has managed investment portfolios, including the Short-Term Federal Fund, since
January 2015. Education: B.S., Lehigh University.

CFA® is a registered trademark owned by CFA Institute.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 28A 012015

Vanguard Fixed Income Securities Funds

Supplement to the Statement of Additional Information Dated May 28, 2014

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the text under “1. Other Accounts Managed” on page B-54 is revised to indicate that Gemma Wright-Casparius manages Vanguard Short-Term Treasury, Intermediate-Term Treasury, and
Long-Term Treasury Funds; and that Brian W. Quigley manages Vanguard Short-Term Federal Fund. References to
David R. Glocke and Ronald M. Reardon are removed.

As of November 30, 2014, Ms. Wright-Casparius managed 2 other registered investment companies with total assets of
$35.9 billion (advisory fees not based on account performance).

As of November 30, 2014, Ms. Wright-Casparius and Mr. Quigley did not own shares of the Funds that they managed.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 28A 012015